SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2010

MRV COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification number)

20415 Nordhoff Street, Chatsworth, CA  91311

(Address of principal executive offices)  (zip code)

Registrant’s telephone number, including area code: (818) 773-0900

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported in a Current Report on Form 8-K filed by MRV Communications, Inc. (the “Company”) on December 31, 2009, the Company entered into a Share Purchase Agreement (the “Purchase Agreement”) with EDSLan Finance S.r.l., Elio Bianchi, Rodolfo Casieri, Cristina Ciambellini, Sergio Ciambellini and Barbara Pedrazzani on December 24, 2009.  The Purchase Agreement provided for the sale of the 90% of the shares of EDSLan S.p.A. (“EDSLan”) owned by the Company.  EDSLan is located in Milan, Italy, and is a communication equipment distribution company.

The Purchase Agreement provided for a) the payment from EDSLan to the Company of a dividend of two million Euro, b) the subsequent sale of the Company’s shares of EDSLan to its management for six million Euro and payment of a portion of the investment banker’s fees, and c) the cancellation of a put option requiring the Company to pay U.S. $918,000 to a member of management by December 31, 2009.  The buyers also entered into a distribution agreement requiring them to purchase and distribute a minimum of two million Euro of the Company’s products over the next three years.  The sale was completed on January 7, 2010.  Additional information on the financial impact of the transaction is included in Item 9.01(b) below.

The foregoing description of the sale is not complete and is qualified in its entirety by the terms and conditions set forth in the Purchase Agreement, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on December 31, 2009, and is incorporated by reference herein.  A press release announcing the closing of the transaction was released on January 13, 2010, and is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(b)           Pro Forma Financial Information

On January 7, 2010, the Company completed the sale of its shares of EDSLan for, among other things, cash proceeds of $11.5 million including a) a dividend of $2.9 million and b) $8.6 million (in U.S. dollars as of the closing).  The description of the transaction and parties involved is contained in Item 2.01 above and incorporated herein.  The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2009 is based on the Company’s historical unaudited condensed consolidated balance sheet as of September 30, 2009.  The pro forma condensed consolidated balance sheet gives effect to the EDSLan divestiture and related adjustments as if it had occurred on September 30, 2009.

MRV Communications, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

as of September 30, 2009

(In thousands, except par values)

		Pro forma adjustments
	As reported	EDSLan (1)	Impact of transaction		Pro forma
Assets
Current assets:
Cash and cash equivalents	$67,888	$(14)	$11,509	(2)	$79,383
Short-term marketable securities	8,598	—	—		8,598
Time deposits (restricted)	14,025	—	—		14,025
Accounts receivable, net	128,748	(27,972)	—		100,776
Inventories	80,206	(8,001)	—		72,205
Other current assets	45,430	(784)	—		44,646

Total current assets	344,895	(36,771)	11,509		319,633
Non-current assets	70,574	(3,738)	—		66,836
Total assets	$415,469	$(40,509)	$11,509		$386,469

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$82,326	$(10,122)	—		$72,204
Short-term obligations	77,979	(7,056)			70,923
Other current liabilities	90,348	(2,908)	(918	)(3)	86,522

Total current liabilities	250,653	(20,086)	(918)		229,649
Long-term liabilities	9,238	(1,818)			7,420
Commitments and contingencies
Equity:
MRV stockholders’ equity:
Preferred stock, $0.01 par value:
Authorized - 1,000 shares; no shares issued or outstanding	—	—	—		—
Common stock, $0.0017 par value:
Authorized - 320,000 shares
Issued – 158,960 shares
Outstanding - 157,607 shares	268	—	—		268
Other stockholders’ equity	148,874	(18,605)	13,656	(4)	143,925

Total MRV stockholder’s equity	149,142	(18,605)	13,656		144,193
Noncontrolling interests in consolidated subsidiaries (6)	6,436	—	(1,229	)(5)	5,207

Total equity	155,578	(18,605)	12,427		149,400
Total liabilities and equity	$415,469	$(40,509)	$11,509		$386,469

(1)	Adjustments eliminate the assets and liabilities of EDSLan as of September 30, 2009.
(2)	Proceeds received by the Company as a result of the sale of EDSLan.
(3)	Elimination of put liability of the Company previously outstanding which was cancelled as part of the disposition.
(4)	Adjustment to stockholders’ equity to reflect the net impact of the disposition.
(5)	Balance of noncontrolling interest in EDSLan as of September 30, 2009.
(6)	Adjusted for retrospective adoption of Accounting Standards Codification Subtopic 810-10-45, which was adopted effective January 1, 2009.

The following unaudited consolidated pro forma financial information presents statements of operations for the years ended December 31, 2008, 2007 and 2006, and the nine months ended September 30, 2009 and 2008, and is based on the audited consolidated financial statements for the Company for the year ended December 31, 2008, the unaudited condensed consolidated financial statements for the nine months ended September 30, 2009, and 2008, and the unaudited operating results of EDSLan for the periods presented.  The pro forma financial information gives effect to the EDSLan divestiture as if it had occurred on January 1, 2006.

Unaudited Pro Forma Consolidated Statement of Operations

for the nine months ended September 30, 2009

(In thousands, except per share data)

		Pro forma adjustments (1)
	As reported	EDSLan	Pro forma
Revenue	$366,811	$(43,742)	$323,069

Cost of goods sold	272,307	(34,396)	237,911
Gross profit	94,504	(9,346)	85,158

Operating expenses:
Product development and engineering	26,839	—	26,839
Selling, general and administrative	78,917	(8,035)	70,882
Amortization of intangibles	1,692		1,692

Total operating expenses	107,448	(8,035)	99,413

Operating income (loss)	(12,944)	(1,311)	(14,255)

Interest expense	(2,361)	93	(2,268)
Other income (expense), net	1,088	(195)	893

Income (loss) before income taxes	(14,217)	(1,413)	(15,630)

Provision (benefit) for income taxes	5,924	(633)	5,291

Net loss	(20,141)	(780)	(20,921)
Less: net income attributable to non-controlling interests	1,466	(32)	1,434

Net loss attributable to MRV	$(21,607)	$(748)	$(22,355)

Net loss per share attributable to MRV common stockholders:
Basic and Diluted	$(0.14)	$(0.00)	$(0.14)
Weighted average number of shares:

Basic and Diluted	157,521	—	157,521

MRV Communications, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2008

(In thousands, except per share data)

		Pro forma adjustments (1)
	As reported	EDSLan	Pro forma (3)
Revenue	$403,790	$(56,072)	$347,718
Cost of goods sold	287,248	(44,639)	242,609
Gross profit	116,542	(11,433)	105,109

Operating expenses:
Product development and engineering	30,106	—	30,106
Selling, general and administrative	95,534	(9,710)	85,824
Amoritization of intangibles	1,870	—	1,870
Total operating expenses	127,510	(9,710)	117,800
Operating income (loss)	(10,968)	(1,723)	(12,691)
Interest expense	(3,047)	376	(2,671)
Other income (expense), net	3,620	(289)	3,331
Income (loss) before income taxes	(10,395)	(1,636)	(12,031)
Provision (benefit) for income taxes	2,413	(903)	1,510
Net loss	(12,808)	(733)	(13,541)
Less: net income attributable to non-controlling interests	6	(38)	(32)
Net loss attributable to MRV	$(12,814)	$(695)	$(13,509)

Net loss per share attributable to MRV common stockholders:
Basic and Diluted	$(0.08)	$(0.00)	$(0.09)
Weighted average number of shares:
Basic and Diluted	157,284	—	157,284

MRV Communications, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2008

(In thousands, except per share data)

		Pro forma adjustments (1)
	As reported	EDSLan	Pro forma
Revenue	$538,022	$(72,569)	$465,453

Cost of goods sold	388,021	(57,635)	330,386

Gross profit	150,001	(14,934)	135,067

Operating expenses:
Product development and engineering	38,746	—	38,746
Selling, general and administrative	129,019	(12,425)	116,594
Impairment of goodwill and other intangibles	100,250	—	100,250
Amortization of intangibles	2,434	—	2,434

Total operating expenses	270,449	(12,425)	258,024

Operating income (loss)	(120,448)	(2,509)	(122,957)

Interest expense	(3,956)	458	(3,498)
Other income (expense), net	4,450	(294)	4,156

Income (loss) before income taxes	(119,954)	(2,345)	(122,299)

Provision (benefit) for income taxes	3,150	(1,216)	1,934

Net loss	(123,104)	(1,129)	(124,233)
Less: net income attributable to non-controlling interests	100	(59)	41
Net loss attributable to MRV	$(123,204)	$(1,070)	$(124,274)

Net loss per share attributable to MRV common stockholders:
Basic and Diluted	$(0.78)	$(0.01)	$(0.79)
Weighted average number of shares:
Basic and Diluted	157,323	—	157,323

MRV Communications, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2007

(In thousands, except per share data)

		Pro forma adjustments (1)
	As reported	EDSLan	Pro forma (3)
Revenue	$448,237	$(69,593)	$378,644
Cost of goods sold	320,750	(54,773)	265,977
Gross profit	127,487	(14,820)	112,667

Operating expenses:
Product development and engineering	33,387	—	33,387
Selling, general and administrative	102,694	(11,793)	90,901
Amoritization of intangibles	1,906	—	1,906
Total operating expenses	137,987	(11,793)	126,194
Operating income (loss)	(10,500)	(3,027)	(13,527)
Interest expense	(3,968)	447	(3,521)
Cost of debt conversion	(4,899)	—	(4,899)
Other income (expense), net	3,863	(282)	3,581
Income (loss) before income taxes	(15,504)	(2,862)	(18,366)
Provision (benefit) for income taxes	3,906	(1,546)	2,360
Net loss	(19,410)	(1,316)	(20,726)
Less: net income (loss) attributable to non-controlling interests (2)	(316)	(97)	(413)
Net loss attributable to MRV	$(19,094)	$(1,219)	$(20,313)

Net loss per share attributable to MRV common stockholders:
Basic and Diluted	$(0.14)	$(0.01)	$(0.14)
Weighted average number of shares:
Basic and Diluted	140,104	—	140,104

MRV Communications, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2006

(In thousands, except per share data)

		Pro forma adjustments (1)
	As reported	EDSLan	Pro forma (3)
Revenue	$356,489	$(61,194)	$295,295
Cost of goods sold	244,385	(47,341)	197,044
Gross profit	112,104	(13,853)	98,251

Operating expenses:
Product development and engineering	28,369	—	28,369
Selling, general and administrative	88,542	(10,972)	77,570
Impairment of goodwill and other intangibles	52	—	52
Amoritization of intangibles	—	—	—
Total operating expenses	116,963	(10,972)	105,991
Operating income (loss)	(4,859)	(2,881)	(7,740)
Interest expense	(3,540)	280	(3,260)
Other income (expense), net	4,577	(75)	4,502
Income (loss) before income taxes	(3,822)	(2,676)	(6,498)
Provision (benefit) for income taxes	3,450	(1,874)	1,576
Net loss	(7,272)	(802)	(8,074)
Less: net income (loss) attributable to non-controlling interests (2)	111	15	126
Net loss attributable to MRV	$(7,383)	$(817)	$(8,200)

Net loss per share attributable to MRV common stockholders:
Basic and Diluted	$(0.06)	$(0.01)	$(0.07)
Weighted average number of shares:
Basic and Diluted	120,902	—	120,902

(1) Proforma adjustments eliminate the revenue, expenses and income of EDSLan assuming the transaction occurred on the first day of the period presented.

(2) Income attributable to noncontrolling interest reflects the retrospective application of Accounting Standards Codification Subtopic 810-10-45, which was adopted by the Company effective January 1, 2009.

(3) Proforma results of operations do not reflect the loss on disposal of EDSLan, which would have been approximately $5 million had the transaction occurred on September 30, 2009.

(d)           Exhibits

Exhibit 10.1

Share Purchase Agreement, dated December 24, 2009, by and among the Company, EDSLan Finance S.r.l., Elio Bianchi, Rodolfo Casieri, Cristina Ciambellini, Sergio Ciambellini and Barbara Pedrazzani (incorporated by reference from Exhibit 10.1 of Form 8-K filed on December 31, 2009)

Exhibit 99.1	Press release of the Company dated January 13, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 13, 2010

MRV COMMUNICATIONS, INC.

	By:	/s/ Noam Lotan
Noam Lotan
Chief Executive Officer